FORM 8-K



                       SECURITIES AND EXCHANGE COMMISSION



                             Washington, D.C. 20549



                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): June 9, 1999



                       REMINGTON PRODUCTS COMPANY, L.L.C.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Delaware                     333-07429                       06-1451079
-----------------        ------------------------           -------------------
(State or other          (Commission File Number)               (IRS Employer
jurisdiction of                                             Identification No.)
  incorporation)


60 Main Street, Bridgeport, Connecticut                          06604
----------------------------------------                    ------------------
(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code: 203-367-4400








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Item 5.        Other Events.

               The Press Release issued by Remington Products Company, L.L.C. on June 10, 1999 and attached hereto as Exhibit 99.1 is hereby incorporated by reference.


Item 7.        Financial Statements and Exhibits.

                  (a)      Not applicable.

                  (b)      Not applicable.

                  (c)      Exhibits.

                           10.1 Sixth Amendment dated as of June 9, 1999, to the Credit and Guarantee Agreement, dated as of May 23, 1996, among Remington Products Company, L.L.C., certain of its subsidiaries, various lending institutions, Fleet National Bank and Banque Nationale de Paris, as co-documentation agents, and The Chase Manhattan Bank (formerly known as Chemical Bank), as administrative agent.

                           99.1 Press Release dated June 10, 1999, issued by Remington Products Company, L.L.C.




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                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              REMINGTON PRODUCTS COMPANY,L.L.C.


Dated:   June 11, 1999                        By:      /s/ ALLEN S. LIPSON
                                                       -----------------------
                                                        Allen S. Lipson
                                                 Vice President, Administration
                                                  General Counsel and Secretary







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